UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

    Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

    Carl C. Icahn

    Brett Icahn

    Icahn Partners LP

    Icahn Partners Master Fund LP

    Icahn Partners Master Fund II LP

    Icahn Partners Master Fund III LP

    Icahn Fund S.à r.l.

    Daazi Holding B.V.

7508921 Canada Inc.

    High River Limited Partnership

    Hopper Investments LLC

    Barberry Corp.

    Icahn Onshore LP

    Icahn Offshore LP

    Icahn Capital LP

    IPH GP LLC

    Icahn Enterprises Holdings L.P.

    Icahn Enterprises G.P. Inc.

    Beckton Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

THIS DOCUMENT IS IMPORTANT AND

REQUIRES YOUR IMMEDIATE ATTENTION

DISSIDENT PROXY CIRCULAR

SOLICITATION OF VOTES BY AND ON BEHALF OF

CARL C. ICAHN

BRETT ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

HIGH RIVER LIMITED PARTNERSHIP

ICAHN FUND S.À R.L.

DAAZI HOLDING B.V.

7508921 CANADA INC.

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

ICAHN CAPITAL LP

IPH GP LLC

ICAHN ENTERPRISES HOLDINGS L.P.

ICAHN ENTERPRISES G.P. INC.

BECKTON CORP.

IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF

LIONS GATE ENTERTAINMENT CORP.

TO BE HELD ON MAY 4, 2010

RECOMMENDING SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP.

VOTE AGAINST

THE RESOLUTION APPROVING, RATIFYING AND CONFIRMING THE ADOPTION OF THE

SHAREHOLDER RIGHTS PLAN (POISON PILL)

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

Dear Fellow Lions Gate Shareholder:

This dissident proxy circular (“Dissident Circular”) has been prepared by Carl C. Icahn, Brett Icahn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. (collectively, the “Icahn Group”). It urges you to vote AGAINST the resolution (the “Poison Pill Resolution”) proposed by the board and management of Lions Gate Entertainment Corp. (“Lions Gate”) to approve, ratify and confirm the adoption of the shareholder rights plan adopted by the board of directors of Lions Gate on March 11, 2010 (the “Poison Pill”) described in greater detail in the Lions Gate management information circular and proxy statement dated March 26, 2010 (the “Lions Gate Circular”). This Dissident Circular is being mailed or furnished to shareholders of Lions Gate commencing on or about April 20, 2010. Each member of the Icahn Group is a participant in this solicitation. For additional information regarding the Icahn Group and the participants in this solicitation of votes AGAINST the Poison Pill Resolution, see the Schedule TO (as defined below).

To ensure that the Poison Pill is not approved, ratified and confirmed, mark the box on the Lions Gate White Proxy Card that accompanies the Lions Gate Circular to vote AGAINST the Poison Pill Resolution and return it, or use the White Proxy Card to vote by fax or internet as soon as possible.

DO NOT return the Lions Gate White Proxy Card to the Icahn Group. Follow the instructions set forth under “General Proxy Information” in this Dissident Circular.

YOU CAN VOTE AGAINST THE POISON PILL RESOLUTION EVEN IF YOU HAVE PREVIOUSLY

DEPOSITED A PROXY TO LIONS GATE MANAGEMENT OR GIVEN VOTING INSTRUCTIONS IN

SUPPORT THEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of Lions Gate Entertainment Corp. to be held on May 4, 2010 at 10:00 a.m. (Toronto time)

This Dissident Circular is available free of charge at www.dfking.com/lionsgate.

APRIL 20, 2010

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

-ii-

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Dissident Circular are “forward-looking statements” and are prospective. These statements may be identified by their use of forward-looking terminology such as the words “expects”, “projects”, “believes”, “anticipates”, “intends” or other similar words. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements are subject to inherent risks and uncertainties surrounding future expectations. Important factors that could cause actual results to differ materially from the expectations set forth in this Dissident Circular include, among other things, the failure to meet conditions of the Icahn Offer (as defined below), the termination or extension of the Icahn Offer and the occurrence of risk factors as set forth in Lions Gate’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on June 1, 2009. Such forward-looking statements should therefore be construed in light of such factors, and the Icahn Group is under no obligation and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CURRENCY

Unless otherwise indicated, all amounts in this Dissident Circular are stated in Canadian dollars.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

-iii-

DISSIDENT PROXY CIRCULAR

This Dissident Circular is furnished in connection with the Icahn Group’s solicitation of votes AGAINST approval of the Poison Pill Resolution at the special meeting of holders of common shares of Lions Gate (“Lions Gate Shares”), scheduled to be held on May 4, 2010 at 10:00 a.m. (Toronto time) at the Four Seasons Hotel, Tudor Stuart Orange Room, 21 Avenue Road, Toronto, Ontario, Canada M5R 2G1, and at any and all continuations, adjournments or postponements thereof (the “Meeting”). The information contained in this Dissident Circular is given as of the date of this Dissident Circular, except where otherwise noted.

The Icahn Group strongly recommends that you VOTE AGAINST the Poison Pill Resolution because we believe that the Poison Pill deprives Lions Gate shareholders of the opportunity to participate in the Icahn Group’s offer to purchase up to all of the outstanding Lions Gate Shares for US$7.00 in cash per share. For more details, see “Reasons for and Purposes of this Solicitation”.

This solicitation urging you to VOTE AGAINST the Poison Pill Resolution is NOT made by or on behalf of management of Lions Gate. You may have recently received the Lions Gate Circular from management of Lions Gate soliciting proxies in respect of the Poison Pill Resolution.

The Poison Pill Resolution is described in more detail in the Lions Gate Circular which is available at www.sec.gov and at www.sedar.com. If the Poison Pill Resolution receives the requisite shareholder approval, Lions Gate shareholders may be deprived of the opportunity to choose for themselves whether or not to participate in the Icahn Group’s offer as described above. See “Reasons for and Purpose of this Solicitation”.

To be passed, the Poison Pill Resolution must be approved by the affirmative vote of a majority of the votes cast by Independent Shareholders (as defined in the Poison Pill) present in person or represented by proxy at the Meeting. Abstentions and broker non-votes will not be counted in determining the number of votes necessary for approval of any matter to be voted upon at the Meeting.

The Icahn Group is soliciting Lions Gate shareholders to use the Lions Gate white proxy card to vote AGAINST the

Poison Pill Resolution. You may also use your white form of proxy to vote by internet, fax or in person.

HOW TO VOTE AGAINST THE POISON PILL RESOLUTION

If, after reading this Dissident Circular, you agree that the Poison Pill Resolution transaction is not in your best interests, please VOTE AGAINST it by following the instructions on page 4 of this Dissident Circular.

How Registered Holders Can Vote

If you are a registered holder of Lions Gate Shares, see “General Proxy Information”, “– Appointment of Proxies” and “– Revocation of Proxies” at pages 4 and 5 of this Dissident Circular for more information about the appointment and revocation of proxies and for instructions on completing and returning proxy forms.

How Beneficial Owners Can Vote

If you are not the registered holder but beneficially own your Lions Gate Shares, see “General Proxy Information – Non-Registered (Beneficial) Holders of Lions Gate Shares” at page 6 of this Dissident Circular for important information about how to vote your Lions Gate Shares.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

Timing and Deadlines

To ensure that your vote counts, fill out and return your white Lions Gate form of proxy, or use your white Lions Gate form of proxy to vote by fax or internet, as soon as possible so that your vote is received on or before 10:00 a.m. (Toronto time) on Friday, April 30, 2010 by IVS Associates, Inc. (see page 4 of this Dissident Circular and the Lions Gate form of proxy for instructions on completing and returning your proxy and voting by fax or internet), or if the Meeting is adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned Meeting, or any further adjournment thereof. If you have any questions or require any assistance in voting your Lions Gate Shares, contact D.F. King & Co., Inc. at 1-800-290-6427 (toll-free) or 212-269-5550 (collect).

YOU MAY RETURN A PROXY TO LIONS GATE MANAGEMENT VOTING AGAINST THE POISON PILL RESOLUTION EVEN IF YOU HAVE PREVIOUSLY DEPOSITED A FORM OF PROXY SOLICITED BY LIONS GATE MANAGEMENT.

BACKGROUND TO THIS SOLICITATION

On February 16, 2010, the Icahn Group issued a press release announcing its intention to commence an offer to acquire up to 13,164,420 Lions Gate Shares at a price of US$6.00 per share (as amended from time to time, the “Icahn Offer”). If successful, at the completion of such an offer, the Icahn Group would have held approximately 29.9% of the outstanding Lions Gate Shares.

On March 1, 2010, certain members of the Icahn Group formally commenced the Icahn Offer, filed a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (as amended from time to time, the “Schedule TO”) and filed its circular with applicable Canadian provincial securities regulators via the System for Electronic Document Analysis and Retrieval (“SEDAR”), and on March 2, 2010, mailed the Icahn Offer and the accompanying take-over bid circular to Lions Gate shareholders. The Icahn Offer was initially scheduled to expire on April 6, 2010.

On March 12, 2010, Lions Gate filed its Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission and its directors’ circular with the Canadian provincial securities regulators (the “Directors’ Circular”) recommending that Lions Gate shareholders reject the Icahn Offer. On the same date, Lions Gate announced that its board of directors had adopted the Poison Pill on March 11, 2010 in response to the Icahn Offer and that the Meeting would be held to approve, ratify and confirm the Poison Pill.

On March 19, 2010, the Icahn Group filed its Notice of Variation and Extension to amend the Icahn Offer to, among other things, increase the number of Lions Gate Shares offered to be purchased from up to 13,164,420 Lions Gate Shares to UP TO ALL of the issued and outstanding Lions Gate Shares, and extend the Icahn Offer to be open for acceptance until April 30, 2010.

On March 23, 2010, the board of directors of Lions Gate issued a Notice of Change to the Directors’ Circular (the “Notice of Change”) in response to the Icahn Group’s Notice of Variation and Extension. In the Notice of Change, the Lions Gate board of directors continued to recommend that Lions Gate shareholders reject the Icahn Offer.

On March 26, 2010, Lions Gate filed the Lions Gate Circular on Schedule 14A with the U.S. Securities and Exchange Commission and a Notice of Special Meeting of Shareholders and the Lions Gate Circular with the Canadian provincial securities regulators in connection with the Meeting.

On April 8, 2010, the Icahn Group filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission in connection with the Meeting.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

On April 16, 2010, the Icahn Group filed its Notice of Variation and Change in Information to amend the Icahn Offer to, among other things, (i) increase the offer price from US$6.00 cash per Lions Gate Share to US$7.00 cash per Lions Gate Share, (ii) assign to Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, the right to purchase certain of the Lions Gate Shares deposited pursuant to the Icahn Offer and to include Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, as an offeror, (iii) assign to 7508921 Canada Inc. the right to purchase Lions Gate Shares deposited pursuant to the Icahn Offer and include 7508921 Canada Inc. as an offeror, and (iv) provide for a subsequent offering period of 10 business days after the expiry of the Icahn Offer if the Icahn Group takes up Lions Gate Shares that have been validly tendered and not withdrawn prior to 8:00 p.m. (New York time) on April 30, 2010. It is a condition of the Icahn Offer, among others, that there shall have been properly and validly deposited under the Icahn Offer and not withdrawn at least 36,985,976 Lions Gate Shares, which when combined with the number of Lions Gate Shares already owned by the Icahn Group, represents 50.1% of the 117,951,193 Lions Gate Shares stated to be outstanding by Lions Gate as of March 23, 2010, the record date for the Meeting.

REASONS FOR AND PURPOSE OF THIS SOLICITATION

Lions Gate’s board of directors adopted the Poison Pill on March 11, 2010 in response to the commencement of the Icahn Offer. Prior to March 11, 2010, Lions Gate had never adopted a shareholder rights plan. The Icahn Group believes that the Poison Pill seriously prejudices the interests of Lions Gate shareholders by precluding them from exercising their fundamental right to decide whether to tender their Lions Gate Shares to the Icahn Offer.

It is a condition of the Icahn Offer that all rights issued or issuable under the Poison Pill shall have been cease traded, found to be illegal or unenforceable, redeemed by the board of directors of Lions Gate or otherwise eliminated (the “Poison Pill Condition”). Although, as described below, the Icahn Group does not intend to extend the Icahn Offer (except to provide for a subsequent offering period as described above), if the Icahn Group were to elect to extend the Icahn Offer to a date that is after the Meeting, and the Poison Pill is not approved, ratified and confirmed at the Meeting, then the Poison Pill will terminate immediately and the Poison Pill Condition will be satisfied, at which time Lions Gate Shareholders will have the opportunity to freely decide whether to tender their Lions Gate Shares to the Icahn Offer. The Icahn Group believes that Lions Gate shareholders, not Lions Gate management, should ultimately decide whether the Icahn Offer is completed by being free to choose whether or not to tender their Lions Gate Shares to the Icahn Offer. Lions Gate shareholders who choose to vote in favour of the Poison Pill Resolution should not be able to prevent other Lions Gate shareholders from having this choice.

On March 24, 2010, the Icahn Group filed an application (the “Application”) with the British Columbia Securities Commission (the “Commission”) seeking an order pursuant to subsection 161(1) of the Securities Act (British Columbia) cease trading any securities issued, or to be issued, under, or in connection with, the Poison Pill, including, without limitation, any rights issued under the Poison Pill and any Lions Gate Shares to be issued upon the exercise of such rights (the “Cease Trade Order”). On April 9, 2010, the Commission directed that there be a hearing of the Application on April 26, 2010, four days prior to April 30, 2010, the date on which the Icahn Offer is scheduled to expire. At the conclusion of the hearing, the Commission can, among other things, decide (i) to make an order to cease trade the Poison Pill, in which case it would become inoperative, (ii) not to make an order to cease trade the Poison Pill, or (iii) to defer any decision until after the Meeting.

If the Cease Trade Order is granted at the April 26, 2010 hearing, then the proposed vote at the Meeting to approve, ratify and confirm the Poison Pill will be moot as the Poison Pill will have been rendered ineffective pursuant to the Cease Trade Order. If the Cease Trade Order is not granted on April 26, 2010, it is the intention of the Icahn Group not to extend the Icahn Offer. In such circumstances, the Poison Pill would remain in force if approved, ratified and confirmed at the Meeting by Lions Gate shareholders. If the Icahn Group elects to extend the Icahn Offer, absent a Cease Trade Order, the continued operation of the Poison Pill would continue to frustrate the ability of Lions Gate shareholders to decide for themselves whether to tender their Lions Gate Shares to the Icahn Offer.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

We urge you to return your white proxy card to Lions Gate management VOTING AGAINST the Poison Pill Resolution.

GENERAL PROXY INFORMATION

IF YOU ARE A REGISTERED HOLDER OF LIONS GATE SHARES:

According to the Lions Gate Circular, there are three ways to authorize the proxy to cast your votes. Your vote by internet or fax authorizes the named proxy to vote your Lions Gate Shares in the same manner as if you had returned the form of proxy by mail.

INTERNET VOTING

Visit the Internet voting website at http://www.ivselection.com/lionsgate. Have the Lions Gate proxy card ready and follow the instructions on your screen. You will incur only your usual internet charges. Available 24 hours a day, 7 days a week until 10:00 a.m. (Eastern Standard Time) on April 30, 2010. If you are voting by Internet, please do not mail your proxy card.

VOTING BY MAIL

Simply sign and date your proxy card and return it in the postage-paid envelope provided by Lions Gate management to IVS Associates Inc., Attn: Lionsgate Proxy Tabulation, 1925 Lovering Ave, Wilmington, Delaware 19806 prior to 10:00 a.m. (Eastern Standard Time) on April 30, 2010.

VOTING BY FAX

Simply sign and date your proxy card and fax it to IVS Associates Inc., Attn: Lionsgate Proxy Tabulation at Fax Number 302-369-8486 prior to 10:00 a.m. (Eastern Standard Time) on April 30, 2010. If completing by fax, please ensure you fax both sides of the form of proxy.

To allow sufficient time for your white proxy card to be delivered for use at the Meeting to VOTE AGAINST the Poison Pill Resolution, we urge you to sign, date and return your form of proxy, or use your form of proxy to vote by fax or internet, so that your vote is received on or before 10:00 a.m. (Toronto time) on April 30, 2010, or, if the Meeting is adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned Meeting, or any further adjournment thereof.

IF YOU ARE A NON-REGISTERED (BENEFICIAL) OWNER:

To allow sufficient time for your proxy to be delivered for use at the Meeting, please sign, date and return your proxy or voting instruction form today pursuant to your intermediary’s instructions. Please see the section “– Non-Registered (Beneficial) Holders of Lions Gate Shares” at page 6 of this Dissident Circular for additional details.

It is important that you act promptly.

Appointment of Proxies

The persons named as proxyholders in the Lions Gate form of proxy are Michael Burns, the Vice Chairman of Lions Gate, Jon Feltheimer, the Chief Executive Officer and Co-Chairman of Lions Gate, James Keegan, the Chief Financial Officer of Lions Gate, and Wayne Levin, the Executive Vice President Corporate Operations and General Counsel of Lions Gate.

A Lions Gate shareholder has the right to appoint a person (who need not be a Lions Gate shareholder) other than the persons designated in the form of proxy provided to the Lions Gate shareholder, to represent the Lions Gate shareholder at the Meeting and act as its proxy holder to vote in accordance with its instructions by striking out the printed names of the proposed management nominees on the Lions Gate proxy card and inserting the name of such other person in the blank space provided therein for that purpose.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

If you beneficially own your Lions Gate Shares but are not the registered holder, see “– Non-Registered (Beneficial) Holders of Lions Gate Shares” at page 6 of this Dissident Circular for important information about how to appoint a proxyholder for your Lions Gate Shares.

A properly completed form of proxy bearing a later date will automatically revoke an earlier form of proxy deposited by you in respect of the Meeting. If you are a registered holder of Lions Gate Shares you may also revoke a proxy you have already given to Lions Gate management or any other proxy previously given by you by attending the Meeting and voting in person. See “– Revocation of Proxies” at page 5 of this Dissident Circular.

Corporate Lions Gate Shareholders

Any Lions Gate shareholder that is a corporation may, by resolution of its directors or other governing body, authorize such person as it determines appropriate to act as its representative at the Meeting. The person so authorized shall be entitled to exercise in respect of and at the Meeting the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual Lions Gate shareholder personally present, including without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation. Evidence in writing of the appointment of any such representative should accompany your completed proxy.

Revocation of Proxies

If you are a registered holder of Lions Gate Shares and you have previously given a proxy, you may revoke it:

1.	by depositing a duly executed proxy bearing a later date in the manner and within the time described above (see “General Proxy Information”); or

2.

by an instrument in writing that is received at Lions Gate’s registered office at any time up to and including May 3, 2010 or, if the Meeting is adjourned, the last business day before the day set for the adjourned meeting, or any further adjournment thereof; or

3.	by an instrument in writing provided to the Chair of the Meeting at the Meeting or any adjournment thereof; or

4.	in any other manner permitted by law.

The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

If you beneficially own your Lions Gate Shares, see “– Non-Registered (Beneficial) Holders of Lions Gate Shares” at page 6 of this Dissident Circular for instructions on how to revoke any proxies you previously deposited.

Voting of Lions Gate Shares Represented by Proxy

The Lions Gate management representatives designated in the white Lions Gate proxy deposited by you will vote or withhold from voting your Lions Gate Shares represented by that proxy in accordance with your instructions on any ballot that may be called.

If you specify a choice with respect to voting, your Lions Gate Shares will be voted accordingly. If you do not specify a choice in an otherwise valid proxy, according to the Lions Gate Circular, your Lions Gate Shares to which the proxy pertains will be voted for the Poison Pill Resolution. PLEASE SPECIFY YOUR CHOICE TO VOTE AGAINST THE POISON PILL RESOLUTION.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

The Lions Gate form of proxy confers discretionary authority upon the persons named therein to vote upon such other business, if any, which may properly come before the Meeting.

Non-Registered (Beneficial) Holders of Lions Gate Shares

According to the Lions Gate Circular, only registered shareholders of Lions Gate or the persons they appoint as their proxies are permitted to attend and vote at the Meeting. Most Lions Gate shareholders are “non-registered” shareholders (“Non-Registered Shareholders”) because the Lions Gate Shares they own are not registered in their names but are, instead, registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. Lions Gate Shares beneficially owned by a Non-Registered Shareholder are registered either: (i) in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of the Lions Gate Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered Registered Retirement Savings Plans, Registered Retirement Income Funds, Registered Education Savings Plans and similar plans); or (ii) in the name of a clearing agency (such as The Canadian Depository for Securities Limited or The Depository Trust & Clearing Corporation) of which the Intermediary is a participant. In accordance with applicable securities law requirements, Lions Gate will have distributed copies of the notice of Meeting, the Lions Gate Circular and the proxy card (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for distribution to Non-Registered Shareholders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless a Non- Registered Shareholder has waived the right to receive them. Intermediaries often use service companies to forward the Meeting Materials to Non-Registered Shareholders. Generally, Non-Registered Shareholders who have not waived the right to receive Meeting Materials will either:

(i) be given a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page printed form. Sometimes, instead of the one-page pre-printed form, the voting instruction form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar code and other information. In order for the form of proxy to validly constitute a voting instruction form, the Non- Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(ii) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted to the number of shares beneficially owned by the Non- Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with Lions Gate, c/o IVS Associates, Inc., Attn: Lionsgate Proxy Tabulation, 1925 Lovering Avenue, Wilmington, Delaware, 19806, via facsimile at 302-369-8486.

In either case, the purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the Lions Gate Shares they beneficially own. Should a Non-Registered Shareholder who receives one of the above forms wish to vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should request a legal proxy from their Intermediary. Instructions for obtaining legal proxies may be found on the voting instruction form. If you have any questions about voting your Lions Gate Shares, please call D.F. King & Co., Inc. at 1-800-290-6427 (Toll-Free) or (212) 269-5550 (Collect) or e-mail at lionsgate@dfking.com.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

A Non-Registered Shareholder may revoke a voting instruction form or a waiver of the right to receive Meeting Materials and to vote which has been given to an Intermediary at any time by written notice to the Intermediary, provided that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive the Meeting Materials and to vote which is not received by the Intermediary in a timely manner in advance of the Meeting.

Solicitation of Votes

This solicitation is made by the Icahn Group. Votes AGAINST the Poison Pill Resolution may be solicited by mail, telephone, telecopier, email or other electronic means and in person by directors, officers and employees of the Icahn Group who will not be specifically remunerated therefor. The Icahn Group estimates that the total expenditures relating to this solicitation to be incurred by the Icahn Group will be approximately US$150,000, of which approximately US$110,000 has been incurred to date. The costs incurred in the preparation and mailing of this Dissident Circular and the solicitation will be borne by the Icahn Group.

The Icahn Group has retained D.F. King & Co., Inc. to assist in this solicitation. D.F. King & Co., Inc. will receive a fee of up to US$50,000 in connection with the services rendered for and on behalf of the Icahn Group and will be reimbursed by the Icahn Group for certain out-of pocket expenses incurred by it.

No person is authorized to give information or to make any representations other than those contained in this Dissident Circular and, if given or made, such information or representations must not be relied upon as having been authorized to be given or made.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Information concerning particulars of all matters to be acted upon at the Meeting is as identified in the Lions Gate Circular, in the sections entitled “MATTERS TO BE ACTED ON – Approval of Rights Plan Resolution”, “MATTERS TO BE ACTED ON – General Description of the Rights Plan” and “MATTERS TO BE ACTED ON – Approval of the Rights Plan Resolution”.

The text of the Poison Pill Resolution, as set forth in the Lions Gate Circular, is as follows:

“BE IT RESOLVED THAT:

(a) The Shareholder Rights Plan Agreement dated March 12, 2010 between Lions Gate Entertainment Corp. and CIBC Mellon Trust Company as submitted to this Special Meeting is hereby approved, ratified and confirmed.

(b) Any director or officer of Lions Gate Entertainment Corp. is authorized to do all such acts and things and to execute and deliver all such instruments, agreements and other documents as in such person’s opinion may be necessary or desirable in connection with the foregoing.”

INTEREST OF ICAHN GROUP IN MATTERS TO BE ACTED UPON AT THE MEETING

If the Cease Trade Order is not granted prior to the expiry of the Icahn Offer, or the Icahn Group elects to extend the Icahn Offer to a date that is after the Meeting and the Poison Pill Resolution is approved at the Meeting, a material condition of the Icahn Offer will not be satisfied and the Icahn Offer may not proceed. If the Cease Trade Order is granted, or the Icahn Group elects to extend the Icahn Offer to a date that is after the Meeting and the Poison Pill Resolution is defeated at the Meeting, the Icahn Group and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, intend to acquire UP TO ALL of the Lions Gate Shares, subject to the satisfaction of the conditions set forth in the Icahn Offer. Accordingly, the Icahn Group has a material interest in the results of the vote regarding the Poison Pill Resolution.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

OUTSTANDING LIONS GATE SHARES AND

OWNERSHIP BY PRINCIPAL HOLDERS AND MANAGEMENT

Lions Gate Shareholders Entitled to Vote

Lions Gate has announced that each Lions Gate shareholder of record at the close of business on March 23, 2010, the record date established for notice of the Meeting and for voting in respect of the Meeting, will be entitled to one vote for each Lions Gate Share held on each matter to come before the Meeting. According to the Lions Gate Circular, the votes attached to the Lions Gate Shares held by the Icahn Group will NOT be counted in connection with the Poison Pill Resolution because the Icahn Group is not an “Independent Shareholder” within the meaning of the Poison Pill.

According to the Lions Gate Circular, the number of Lions Gate Shares outstanding and entitled to be voted on each matter to be acted on at the Meeting as of the record date was 117,951,193 Lions Gate Shares.

In determining the number of outstanding Lions Gate Shares, the Icahn Group has relied exclusively on the disclosure relating to outstanding Lions Gate Shares, as at March 23, 2010, set out in the Lions Gate Circular.

Principal Holders and Management

Information regarding the beneficial ownership, control or direction over Lions Gate Shares not held by the Icahn Group, including by holders of more than 5% of the Lions Gate Shares and management of Lions Gate, is not within the knowledge of the Icahn Group. Please refer to the Lions Gate Circular for this information.

As of the date of this Dissident Circular, the Icahn Group owns 21,977,189 Lions Share Shares, excluding 130,382 Lions Gate Shares deemed to be owned as a result of ownership of Lions Gate’s convertible senior subordinated notes due 2024 (the “2024 Notes”) and convertible senior subordinated notes due 2025 (the “2025 Notes”, and together with the 2024 Notes, the “Notes”), representing approximately 18.63% of the total Lions Gate Shares outstanding as at the record date. Annex A attached hereto sets forth the beneficial ownership of each member of the Icahn Group in the securities of Lions Gate. As discussed above under “– Lions Gate Shareholders Entitled to Vote”, according to the Lions Gate Circular, the votes attached to the Lions Gate Shares held by the Icahn Group will NOT be counted in connection with the Poison Pill Resolution.

INTEREST IN MATERIAL TRANSACTIONS

To the knowledge of the Icahn Group, neither the Icahn Group nor any of its officers, employees, nor any associate, affiliate, or other “informed person” within the meaning of applicable Canadian securities regulations (except as publicly disclosed by Lions Gate), has:

•

any material interest, direct or indirect, in any transaction since the beginning of Lions Gate’s last completed financial year or in any proposed transaction (other than the Icahn Offer) that has materially affected or will materially affect Lions Gate or any of its affiliates; or

•	except as described herein, any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

FUTURE SHAREHOLDER PROPOSALS

The following description of the requirements for submitting shareholder proposals has been taken from the Lions Gate Circular:

“Under U.S. laws, for your proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, we must receive your written proposal no later than April 19, 2010. You should also be aware that your proposal must comply with U.S. Securities and Exchange Commission (the “SEC”) regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals submitted as per the Business Corporations Act (British Columbia) (the “BC Act”) to be presented at the next annual general meeting of shareholders must be received by our Corporate Secretary at our registered office no later than June 12, 2010, and must comply with the requirements of the BC Act.

If the date of the 2010 annual meeting is advanced or delayed by more than 30 days from the date of the 2009 annual meeting, under U.S. laws, shareholder proposals intended to be included in the proxy statement for the 2010 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy statement for the 2010 annual meeting. Upon any determination that the date of the 2010 annual meeting will be advanced or delayed by more than 30 days from the date of the 2009 annual meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to us prior to July 28, 2010, the proxies solicited by our Board for the 2010 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of our Board if the proposal is presented at the 2010 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2010 annual meeting is advanced or delayed more than 30 days from the date of the 2009 annual meeting, then the shareholder proposal must have been submitted to us within a reasonable time before we mail the proxy statement for the 2010 annual meeting.”

INFORMATION CONTAINED IN THIS DISSIDENT CIRCULAR

Certain information concerning Lions Gate contained in this Dissident Circular has been taken from or is based upon publicly available documents or records on file with the U.S. Securities and Exchange Commission and Canadian provincial securities regulatory authorities (including the Lions Gate Circular) and other public sources. Although the Icahn Group has no knowledge that would indicate that any statements contained in this Dissident Circular that are taken from or based upon those documents and records or other public sources are untrue or incomplete, the Icahn Group does not assume and expressly disclaims any responsibility for the accuracy or completeness of the information taken from or based upon those documents, records and other public sources, or for any failure by Lions Gate to disclose publicly events or facts that may have occurred or that may affect the significance or accuracy of any such information, but that are unknown to the Icahn Group.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

This Dissident Circular does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation of an offer or proxy solicitation. The delivery of this Dissident Circular will not under any circumstances, create an implication that there has been no change in the information set forth herein since the date as of which such information is given in this Dissident Circular.

INFORMATION REGARDING LIONS GATE

The principal executive offices of Lions Gate are located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia V6E 2E9, and 2700 Colorado Avenue, Suite 200, Santa Monica, California, 90404. Additional information relating to Lions Gate, including its Annual Report on Form 10-K, the Lions Gate Circular and the Directors’ Circular, is filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. This information can be accessed on EDGAR at www.sec.gov and through SEDAR at www.sedar.com. Financial information is provided in Lions Gate’s comparative financial statements and Management’s Discussion and Analysis for 2009. Copies of Lions Gate’s financial statements and Management’s Discussion and Analysis may be obtained by any person without charge by contacting Lions Gate. Lions Gate’s auditor is Ernst & Young LLP.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

CERTIFICATE

The contents and the sending of this Dissident Circular have been approved by each of the Icahn Group.

April 20, 2010

/S/ CARL C. ICAHN
CARL C. ICAHN

/S/ BRETT ICAHN
BRETT ICAHN

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

HIGH RIVER LIMITED PARTNERSHIP BY: Hopper Investments LLC, its general partner BY: Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name: Keith Cozza
Title: Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name: Keith Cozza
Title: Chief Executive Officer

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name: Keith Cozza
Title: Chief Executive Officer

HOPPER INVESTMENTS LLC BY: Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name: Dominick Ragone
Title: Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name: Dominick Ragone
Title: Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name: Edward Mattner
Title: Authorized Signatory

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

TIME IS SHORT!

WE URGE YOU TO VOTE AGAINST

THE SHAREHOLDER RIGHTS PLAN

OF LIONS GATE TODAY!

If you have any questions or require assistance in expediting your vote, please call

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Toll-Free 1-800-290-6427

Collect at (212) 269-5550

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

Annex A

SECURITY OWNERSHIP OF THE PARTICIPANTS

Common Shares, no par value per share, of Lions Gate Entertainment Corp.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership (2)	Percent of Class (3)
Icahn Partners LP	6,536,231	5.54%
Icahn Partners Master Fund LP	7,359,605	6.24%
Icahn Partners Master Fund II LP	2,749,372	2.33%
Icahn Partners Master Fund III LP	1,040,848	0.88%
High River Limited Partnership	4,421,515	3.75%
Total	22,107,571	18.74%

(1)

Each record holder listed in this table is, as of the date of this filing, the direct beneficial owner of the Lions Gate Shares set forth under the column heading “Amount of Beneficial Ownership” and the indirect beneficial ownership of Lions Gate Shares is described below in the text of this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners”.

(2)

Holdings of Lions Gate Shares set forth in this column include 130,382 Lions Gate Shares that may be deemed to be beneficially owned as a result of ownership of US$1,154,000 in aggregate principal amount of 2024 Notes and US$429,000 in aggregate principal amount of 2025 Notes. The indenture governing the 2024 Notes states that such Notes are convertible, at the option of the holder, into 86.9565 Lions Gate Shares per US$1,000 principal amount of 2024 Notes, which is equivalent to a conversion price of approximately US$11.50 per Lions Gate Share, only if certain events specified in the indenture governing such Notes occur. The indenture governing the 2025 Notes states that such Notes are convertible, at the option of the holder, into 70.0133 Lions Gate Shares per US$1,000 principal amount of 2025 Notes, which is equivalent to a conversion price of approximately US$14.28 per Lions Gate Share, at any time. Although (i) the conversion of the 2024 Notes is subject to the occurrence of events specified in the indenture governing such Notes and (ii) the conversion prices of both series of Notes as stated in the applicable indentures are in excess of the current market value of the Lions Gate Shares, under the Rules set forth in Regulation 13D under the U.S. Securities Exchange Act of 1934, as amended, the Icahn Group may be deemed to beneficially own approximately 130,382 Lions Gate Shares that may be acquired by the Icahn Group upon conversion of the Notes held by the Icahn Group.

(3)

Percentages of ownership set forth in this column were calculated based on the number of Lions Gate Shares outstanding and entitled to vote on each matter to be acted on at the Meeting of 117,951,193 as of the record date for such Meeting, as reported by Lions Gate in the Lions Gate Circular. If the 130,382 Lions Gate Shares deemed to be owned as a result of ownership of the Notes are excluded, then total percentage ownership would be 18.63%.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

10.25% Senior Secured Second-Priority Notes due 2016 of Lions Gate Entertainment Inc.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class (2)
Icahn Partners LP	US$17,557,199 principal amount	7.44%
Icahn Partners Master Fund LP	US$19,749,360 principal amount	8.37%
Icahn Partners Master Fund II LP	US$7,752,604 principal amount	3.29%
Icahn Partners Master Fund III LP	US$2,940,837 principal amount	1.25%
High River Limited Partnership	US$12,000,000 principal amount	5.08%
Total	US$60,000,000 principal amount	25.43%

(1)

Each record holder listed in this table is, as of the date of this filing, the direct beneficial owner of the 10.25% Senior Secured Second-Priority Notes due 2016 (the “2016 Notes”) of Lions Gate Entertainment Inc., a subsidiary of Lions Gate, set forth under the column heading “Amount of Beneficial Ownership”. The 2016 Notes are guaranteed by Lions Gate.

(2)

Percentages of ownership set forth in this column were calculated based on the aggregate principal amount of 2016 Notes outstanding of US$236.0 million as of March 19, 2010, as reported by Lions Gate in the Notice of Change.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

A - 2

DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Icahn Partners LP is a limited partnership governed by the laws of Delaware. Its general partner is Icahn Onshore LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Onshore LP is Icahn Capital LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Capital LP is IPH GP LLC, a limited liability company governed by the laws of Delaware. The sole member of IPH GP LLC is Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware. The general partner of Icahn Enterprises Holdings L.P. is Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware.

Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are limited partnerships governed by the laws of the Cayman Islands. The general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is Icahn Offshore LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Offshore LP is Icahn Capital LP, a limited partnership governed by the laws of Delaware. The general partner of Icahn Capital LP is IPH GP LLC, a limited liability company governed by the laws of Delaware. The sole member of IPH GP LLC is Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware. The general partner of Icahn Enterprises Holdings L.P. is Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware.

High River Limited Partnership is a limited partnership governed by the laws of Delaware. Its general partner is Hopper Investments LLC, a limited liability company governed by the laws of Delaware. The sole member of Hopper Investments LLC is Barberry Corp., a corporation governed by the laws of Delaware.

Icahn Fund S.à r.l. is a limited liability company governed by the laws of Luxembourg. Its three shareholders, each of which owns approximately one-third of Icahn Fund S.à r.l., are Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

Daazi Holding B.V. is a limited liability company governed by the laws of The Netherlands. Its sole stockholder is Icahn Fund S.à r.l.

7508921 Canada Inc. is a corporation governed by the laws of Canada. Its four shareholders, each of which owns one-quarter of 7508921 Canada Inc., are Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP.

Icahn Enterprises G.P. Inc. is 100% owned by Beckton Corp., a corporation governed by the laws of Delaware. Each of Beckton Corp. and Barberry Corp. is 100% owned by Mr. Carl C. Icahn, a U.S. citizen, and each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., Hopper Investments LLC, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. is indirectly controlled by Carl C. Icahn. The principal business address of each of (i) Icahn Partners LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Offshore LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. is White Plains Plaza, 445 Hamilton Avenue – Suite 1210, White Plains, NY 10601, where the business phone number is (914) 614-7000; (ii) Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands; (iii) Icahn Fund S.à r.l. is 5 avenue Gaston Diderich, L-1420 Luxembourg; (iv) Daazi Holding B.V. is Strawinskylaan 411 (WTC, Tower A, 4th floor), 1077 XX, Amsterdam, The Netherlands, (v) 7508921 Canada Inc. is 100 King Street West, 1 First Canadian Place, Suite 6600, Toronto, Ontario, Canada, M5X 1B8, where the business phone number is (416) 362-2111, and (vi) Carl C. Icahn and Brett Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153, where the business phone number is (212) 702-4300.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

A - 3

As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Offshore LP with each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. As a result of the relationship of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP and Icahn Onshore LP with Icahn Partners LP, each of them may be deemed to have shared voting power and shared dispositive power with Icahn Partners LP with regard to the Lions Gate Shares beneficially owned by Icahn Partners LP. As a result of the relationship of Carl C. Icahn, Hopper Investments LLC and Barberry Corp. with High River Limited Partnership, each of them may be deemed to have shared voting power and shared dispositive power with High River Limited Partnership with regard to the Lions Gate Shares beneficially owned by High River Limited Partnership. Each of Carl C. Icahn, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Offshore LP, Icahn Onshore LP, Hopper Investments LLC and Barberry Corp. disclaims beneficial ownership of such Lions Gate Shares for all other purposes. As of the date of this Dissident Circular, each of Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Brett Icahn beneficially owns no Lions Gate Shares.

The Icahn Group (other than 7508921 Canada Inc.) is primarily engaged in investing in securities of various entities. Each of High River Limited Partnership and Barberry Corp. is primarily engaged in the business of investing in securities. Hopper Investments LLC is primarily engaged in the business of serving as the general partner of High River Limited Partnership. Each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Partners LP, Icahn Fund S.à r.l. and Daazi Holding B.V. is primarily engaged in the business of investing in securities. Icahn Offshore LP is primarily engaged in the business of serving as the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. Icahn Onshore LP is primarily engaged in the business of serving as the general partner of Icahn Partners LP. Icahn Capital LP is primarily engaged in the business of serving as the general partner of each of Icahn Offshore LP and Icahn Onshore LP. IPH GP LLC is primarily engaged in the business of serving as the general partner of Icahn Capital LP. Icahn Enterprises Holdings L.P. is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises G.P. Inc. is primarily engaged in the business of serving as the general partner of Icahn Enterprises Holdings L.P. Beckton Corp. is primarily engaged in the business of holding the capital stock of Icahn Enterprises G.P. Inc. 7508921 Canada Inc. was formed to serve as an acquisition vehicle.

For questions or assistance, please call D.F. King & Co., Inc. toll-free at 1-800-290-6427 or collect at (212) 269-5550.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

PLEASE SUBMIT YOUR WHITE PROXY CARD PROVIDED BY LIONS GATE ENTERTAINMENT CORP.

VOTING AGAINST THE POISON PILL RESOLUTION TODAY.

A - 4